UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 5, 2005

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)

Commission File Number: 0-019020

Registrant’s telephone number, including area code: (337) 232-7028

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Director

     PetroQuest Energy, Inc. (the “Company”) announced today the appointment of Dr. Charles F. Mitchell, II as a member of the Company’s Board of Directors, increasing the number of independent board members to five. The Company has a total of seven board members.

     Dr. Mitchell, 56, is a surgeon and has been senior partner of ENT Medical Center in Baton Rouge, Louisiana since 1985. Dr. Mitchell has been a member of the Devon Energy Corporation board of directors since 2003, but will not stand for re-election at the Devon 2005 Annual Meeting of Stockholders. Previously, he held board positions with Flores & Rucks, Inc. and Ocean Energy, Inc. from 1995 to 2003. He also currently serves on the Board of the Mendez Foundation in Tampa, Florida, and is a manager/director of numerous private investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.
Date: April 5, 2005	By:	/s/ Daniel G. Fournerat
Daniel G. Fournerat
Senior Vice President, General Counsel and Secretary

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